EXHIBIT 10.6

            FIRST AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT
            -------------------------------------------------------
     THIS AMENDMENT is entered into as of June 3, 1996, between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation (`Associates'), RYLAND MORTGAGE COMPANY, an Ohio corporation (`Ryland'), BANK ONE, TEXAS, N.A., as Agent (`Agent'), and the Lenders executing this amendment.

     Associates and Ryland (the `Companies'), Agent, and certain lenders are party to the Restated Loan and Security Agreement (as renewed, extended, and amended, the `Loan Agreement') dated as of June 16, 1995. This amendment is for the purpose of, among other things, extending the maturity date, changing the interest rates, and revising and adding certain sublimits under the Loan Agreement. Accordingly, for adequate and sufficient consideration, the parties to this amendment agree as follows:

    1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

    2.  AMENDMENTS.  The Loan Agreement is amended as follows:

        (a) Section 1.1 is amended to entirely add, delete, or amend the following terms, as the case may be:

     Applicable Margin means the following interest margin over a base rate (i.e., either the Fed-Funds Rate or LIBOR) as applicable under this agreement:

Borrowing                         Base Rate               Applicable Margin
---------                         ---------               -----------------
Warehouse Borrowings
 (except Gestation Borrowings)    Fed-Funds Rate                0.750%
                                     LIBOR                      0.625%

Gestation Borrowings              Fed-Funds Rate                0.550%
                                     LIBOR                      0.450%

Receivables Borrowings            Fed-Funds Rate                0.900%
                                     LIBOR                  Not applicable

Working-Capital Borrowings        Fed-Funds Rate                1.125%
                                     LIBOR                      1.000%

     Closing Date means June 3, 1996.

     Gestation Sublimit means not more than 50% of the Warehouse Sublimit.

     Investment-Mortgage Loan Sublimit means $10,000,000.

     Seasoned Loan means a Mortgage Loan that meets the requirements of being an Eligible-Mortgage Loan except that it is originated to investor specifications but delivered to Agent more than 180 days after the date of the original promissory note.

     Seasoned-Loan Sublimit means $10,000,000.

     Stated-Termination Date means May 31, 1998.

        (b)  Section 3.18(b)(ii) is entirely amended as follows:

              (ii) The amount of those commitment fees are a percentage per annum - calculated on the basis of 12.5 basis points of the Commitment Percentage of the Warehouse Sublimit, and 20 basis points of the Commitment Percentage of the Receivables/Working-Capital Sublimit.

         (c)  Section 4.2(b)(ii) is amended in its entirety as follows:
               (ii) In respect of the Servicing Portfolio, all present and future:

                        Servicing Rights pertaining in any way to Ryland's Servicing Contracts with FHLMC, FNMA, or GNMA, together with all present and future sums paid or payable to Ryland on account of, or as a result of the performance of, those Servicing Rights, whether as compensation for the performance by Ryland, damages related to any of the foregoing, amounts payable upon cancellation or termination thereof, or otherwise;

                        Servicing Receivables;

                        provided, however, that any of Ryland's Servicing Portfolio sold within 180 days of origination shall be deemed automatically released as Collateral without any further action by the Companies, Agent, or any other Lender.

         (d)  Section 4.10 is entirely amended as follows:

     4.10 Release of Servicing Rights. In connection with any sale of Servicing Rights [to the extent included as Collateral pursuant to Section 4.2(b) or otherwise] permitted by the Loan Papers, the Companies shall execute and deliver to Agent a Request for Release and the appropriate Financing Statement Changes in substantially the form of Exhibit D-4 for execution and delivery by Agent, which Agent shall execute and return to the Companies within seven days.

         (e)  Section 9.5 is entirely amended to read as follows:

     9.5 Servicing Portfolio. (a) The sum of the Servicing Portfolio plus the total unpaid-principal balance of all mortgage loans for which the servicing rights are owned by any wholly-owned Subsidiary of Ryland (a "Servicing Subsidiary") may never be less than $4,000,000,000, and (b) the total Eligible-Servicing Portfolio may never be less than $1,000,000,000.

         (f)  Item A(1)(e) on Schedule 1.1(c) is amended as follows:

              (e) The Collateral Documents for which (i) are delivered to Agent within 30 days after the date of the related promissory note (other than an ARM Loan that has been converted to a fixed-interest rate or an Investment-Mortgage Loan or -- subject to the Seasoned-Loan Sublimit -- a Seasoned Loan),
(ii) in compliance with all Laws, and (iii) are otherwise in form and substance acceptable to Agent in its reasonable judgment.

         (g) The first seven lines of Part B on Schedule 1.1(d) are entirely amended as follows:

             B. Borrowing Base for Mortgage Collateral means, at any time, an amount equal to the sum of (a) the Borrowing Base for Eligible-Gestation Collateral plus (b) 99% of the Market Value of all Eligible-Mortgage Securities plus (c) an amount -- as reduced by any of the matters listed below -- equal to the lesser of either:

                - 98% of the greater of either the total outstanding principal balance or the total Market Value of all Eligible-Mortgage Loans that is not Eligible-Gestation Collateral, or

                - if -- the total Market Value of all Eligible-Mortgage Collateral that is not Eligible-Gestation Collateral is less than 98% of the total outstanding principal balance thereof -- then 100% of the total Market Value.

         (h)  Item B.3 on Schedule 1.1(d) is entirely amended as follows:

              3. No more than (a) $10,000,000 may be included for all Investment-Mortgage Loans and (b) 75% of the greater of either the total outstanding principal balance or the Market Value of any Investment-Mortgage Loan may be included.

         (i)  Item B.7 is added to Schedule 1.1(d) as follows:

             7. No more than the Seasoned-Loan Sublimit may be included for Seasoned Loans.

         (j) Schedules 1.1(a) and 1.1(b) and Exhibits C-3 and C-6 are respectively amended in the forms of - and each reference in the Loan Papers to those schedules and exhibits are now to - the attached Amended
Schedules 1.1(a) and 1.1(b) and Amended Exhibits C-3 and C-6, respectively.

3.    SETTLEMENT OF FUNDS.
      -------------------
     (a) In accordance with Section 2.5(d), Borrower has terminated the Commitments of certain lenders party to the Loan Agreement before the effectiveness of this amendment, and on the effective date of this amendment Borrower shall pay to Agent for the account of those terminated lenders all amounts owing to those lenders in accordance with Sections 2.5(d)(ii).

     (b) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders are added as parties to the Loan Agreement by the effectiveness of this amendment, and on the effective date of this amendment those Lenders shall each jointly and severally pay to Agent their respective Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

     (c) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders have increased their respective Commitments by the effectiveness of this amendment, and on the effective date of this amendment those Lenders shall each jointly and severally pay to Agent their respective increased Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

     (d) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders have decreased their respective Commitments by the effectiveness of this amendment, and -- subject to the receipt of payments of funds under clauses (b) and (c) above, Agent shall pay to those Lenders their respective decreased Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

     Upon receipt of replacement Notes pursuant to this amendment, each Lender severally agrees to return to Companies the Note or Notes being replaced.

4. CONDITIONS PRECEDENT. Paragraphs 2 and 3 above are not effective until Agent receives (a) counterparts of this amendment executed by the Companies and all Lenders, (b) replacement or new Notes, as the case may be, for each Lender whose Commitment is changing or is new according to the amendments reflected in the attached Amended Schedule 1.1(a), and (c) certifications acceptable to Agent and its counsel as to the Companies' continuing existence, power, and authority and the due authorization of this amendment and the Notes delivered under this amendment.

5. REPRESENTATIONS AND WARRANTIES. The Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution (a) the representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, and (b) no Default or Potential Default exists.

6. RATIFICATION. The Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers -- as they may have been revised, extended, and amended -- continue to guarantee, assure, and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

7. MISCELLANEOUS. All references in the Loan Papers to the "Loan Agreement" are to the Loan Agreement, as amended by this amendment. This amendment is a "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. THIS AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This amendment binds and inures to the Companies, Agent, Lenders, and their respective successors and permitted assigns.

                               REMAINDER OF PAGE INTENTIONALLY BLANK.
                                   SIGNATURE PAGES FOLLOW.

EXECUTED as of the day and year first stated above.

ASSOCIATES MORTGAGE FUNDING CORPORATION

By /s/ Alexander J. Stavrolakis
   ----------------------------
   Alexander J. Stavrolakis, Treasurer

 RYLAND MORTGAGE COMPANY

By /s/ Michael Brown
   -----------------
   Michael Brown, President

BANK ONE, TEXAS, N.A., a Lender and Agent

By /s/ Mark Freeman
   ----------------
   Mark L. Freeman, Vice President

 BANK OF AMERICA, a Lender

By /s/ Donald Eppley
   -----------------
   Donald Eppley, Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED, a Lender

By /s/ J. Kenneth Biegen
   ---------------------
   J. Kenneth Biegen, Senior Vice President

 FIRST BANK NATIONAL ASSOCIATION, a Lender

By /s/ Kathlyn K. Slater
   ---------------------
   Kathlyn K. Slater, Vice President

THE FIRST NATIONAL BANK OF MARYLAND, a Lender

By /s/ Kellie M. Matthews
   ----------------------
   Kellie M. Matthews
   Vice President

 FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a Lender

By /s/ Sinclair Elliott
   --------------------
   Sinclair Elliott
   Corporate Banking Officer

GUARANTY FEDERAL BANK, F.S.B., a Lender

By /s/ James B. Clapp
   ------------------
   James B. Clapp
   Loan Officer

 NBD BANK, a Lender

By /s/ Ann H. Chudacoff
   ---------------------
   Ann H. Chudacoff, Vice President

NATIONSBANK OF TEXAS, N.A., a Lender

By /s/ Elizabeth S. Kurilecz
   -------------------------
   Elizabeth S. Kurilecz, Senior Vice President

 PNC BANK, KENTUCKY, INC., a Lender

By /s/ Scott Goodwin
   -----------------
   Scott Goodwin, Warehouse Lending Officer

TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a Lender

By /s/ William J. Clark Jr.
   ------------------------
   William J. Clark Jr.
   Vice President

 SUNTRUST BANK, ATLANTA, a Lender

By /s/ Jerry White
  ----------------
  Jerry White, Vice President


By /s/ Jennifer Rose
   -----------------
   Jennifer Rose, Banking Officer


                          AMENDED SCHEDULE 1.1(a)
                          -----------------------

                          LENDERS AND COMMITMENTS
                          -----------------------

                                               Receivables/
                                                 Working
                                Warehouse        Capital
Name of Lender                  Commitment      Commitment        Total
--------------                  ---------      -----------       -------
Bank One, Texas, N.A.
Mortgage Finance Group
1717 Main Street
Dallas, TX 75201
Attn: Mark L Freeman, VP
Fed Tax ID 75-2270994
Tele 214-290-2780
Fax 214-290-2054                $51,000,000     $6,400,000     $57,400,000

Texas Commerce Bank National Association
717 Travis 7th Floor
07TCB South 56
Houston, TX 77252-7056
Attn: Robert Salcetti, Managing Director
Fed Tax ID 74-0800980
Tele 713-546-7702
Fax - 713-216-2082               45,000,000       5,500,000      50,500,000

Bank of America
Commercial Real Estate Services Division
Mortgage Warehousing 5134
24022 Calle de la Plata, Suite 405
Laguna Hills, CA 92653
Attn: Donald Eppley, VP
Tele - 714-951-4171
Fax - 714-951-4055               30,000,000        3,700,000      33,700,000

NationsBank of Texas, N.A.
Financial Institutions Department
901 Main Street, 66th Floor
MC#TX1-492-66-01
Dallas, TX 75283-1000
Attn: Elizabeth S. Kurilecz, Senior VP
Fed Tax ID 75-2238693
Tele - 214-508-0975
Fax - 214-508-0604               30,000,000        3,700,000       33,700,000

PNC Bank, Kentucky, Inc.
Warehouse Lending
500 West Jefferson
Suite 1200
Louisville, KY 40296
Attn: Scott Goodwin
Fed Tax ID 610191580
Tele: 502-581-2667
Fax - 502-581-3919               30,000,000         3,700,000       33,700,000

NBD Bank
One First National Plaza
Mail Suite 0155
Chicago, IL 60670-0085
Attn: Jason McIntyre, Corporate Banking Officer
Fed Tax ID
Tele - 312-732-1188
Fax - 312-732-6222               25,000,000          3,000,000      28,000,000

Guaranty Federal Bank, F.S.B.
8333 Douglas Ave., 10th Floor
Dallas, TX 75225
Attn: Abbie Y. Tidmore, VP
Fed Tax ID 74-2511478
Tele - 214-360-2865
Fax 214-360-1660                 25,000,000          3,000,000      28,000,000

SunTrust Bank, Atlanta
25 Park Place, N.E.
Mail Code 118, 26th Floor
Atlanta, GA 30303
Attn: Jennifer Rose, Banking Officer
Fed Tax ID 580466330
Tele - 404-588-7170
Fax - 404-658-4905               20,000,000          2,500,000      22,500,000

First Union National Bank of North Carolina
Capital Markets
One First Union Center, DC-6
301 South College St.
Charlotte, NC 28228-0600
Attn: Ms. Sinclair Ellet, VP
Fed Tax ID: 56-0900030
Tele - 704-383-1418
Fax - 704-374-7102              20,000,000           2,500,000      22,500,000

The First National Bank of Maryland
25 South Charles Street
Mail Code 101-744
Corporate Banking Division, 18th Floor
Baltimore, MD 21201
Attn: Mr. Kellie M. Matthews, VP
Fed Tax ID
Tele - 410-244-4864
Fax - 410-244-4294             20,000,000           2,500,000       22,500,000

First Bank National Association
Mortgage Banking Services
First Bank Place/MPFP0801
601 Second Ave. South
Minnepolis, MN. 55402-4302
Attn: Kathlyn K. Slater, VP
Fed Tax ID 41-0256895
Tele: 612-973-0622
Fax: 612-973-0826              20,000,000           2,500,000       22,500,000

The Industrial Bank of Japan, Limited
New York Branch
245 Park Avenue
New York, NY 10167-0037
Attn: Craig Anderson
Fed Tax ID
Tele: 212-309-6698
Fax: 212-557-3581              9,000,000           1,000,000        10,000,000
                            ------------         -----------      ------------
Total                       $325,000,000         $40,000,000      $365,000,000
                            ============         ===========      ============
                              AMENDED SCHEDULE 1.1(b)
                              -----------------------
                                WIRING INSTRUCTIONS
                                -------------------

            Party                           Location of Account        ABA#
--------------------------------------      --------------------       -----
Associates Mortgage Funding Corporation     Chemical, Delaware       031100267
Ryland Mortgage Company
Bank One, Texas, N.A.                       Bank One, Dallas         111000614
Bank of America                             Costa Mesa, California   121000358
First Bank National Association             First Bank, Minn.        091000022
The First National Bank of Maryland         First National,Baltimore 052000113
First Union National Bank of North Carolina First Union, Charlotte   053000219
Guaranty Federal Bank,F.S.B.                Guaranty Federal,Dallas  314970664
The Industrial Bank of Japan, Limited       New York                 026008345
NationsBank of Texas, N.A.                  NationsBank,Dallas       111000025
NBD Bank                                    NBD, Detroit             072000326
PNC Bank, Kentucky, Inc.                    PNC Kentucky, Louisville 083000108
Texas Commerce Bank National Association    TCB, Houston             113000609
SunTrust Bank, Atlanta                      SunTrust,Atlanta         061000104


Account No.            Attention/Phone No.                   Reference
--------------         -------------------------------       --------------
6301215806500          ---                                  Paydown

0100073055             Gloria Sadler (214)290-6069          Ryland Mtg.
56199-83980            Mr. Sandy Obnillas (213)345-9404
1702-2508-7585         Carolynn Kiewatt (612)973-0493       Asso/Ryland
0301789102             Marty Wolfe (410)244-6542            00005414
n/a                    Lisa Brown (704)383-5256             Ryland Mortgage
n/a                    Katie Turner (214)360-4802           n/a
n/a                    Atsushi Kawai (212)309-6521          Ryland
129-200-088-3          Mark Johnson (214)508-9349           Ryland Mtg.
                       (214)508-0944(fax)
0093054                Commercial Loan (313)225-3312        Assoc./Ryland Mtg.
3000990597             Warehouse Lending                    Associates Mtg.
7001136825800          Billie Hankey (713)775-5471
8892170730             Audrey Davies (404)588-8341          Assoc. Mtg.



                              AMENDED EXHIBIT C-3
                              -------------------


                   BORROWING-BASE REPORT FOR MORTGAGE COLLATERAL


AGENT:   Bank One, Texas, N.A.              DATE:               , 199

FOR:     Associates Mortgage Funding Corporation and Ryland Mortgage Company



     This report is delivered to the Companies and Lenders under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995, between Associates Mortgage Funding Corporation, Ryland Mortgage Company, Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used -- unless otherwise defined - in this report. Agent has calculated the Borrowing Base for Mortgage Collateral and its various components as of the date of this report.


1. Borrowing Base (@ certain advance rates)
          (a) B-Paper Loans (@ 95%) $
          (b) Investment-Mortgage Loans (@ 75%) $
          (c) Seasoned Loans (@ 98%) $
          (d) Other Dry Borrowings (@ 98%) $
          (e) Wet Borrowings (@ 98%) $
          (f) Gestation Borrowings (@ 99%) $
          (g) Mortgage Securities (@ 99%) $
          (h) Borrowing Base for Mortgage Collateral - Total of Lines 1(a) through 1(g) $

2. Principal Debt of Warehouse Borrowings
          (a) Against B-Paper Loans $
          (b) Against Investment-Mortgage Loans $
          (c) Against Seasoned Loans $
          (d) Other Dry Borrowings $
          (e) Wet Borrowings $
          (f) Gestation Borrowings $
          (g) Mortgage Securities $
          (h) Principal Debt of Warehouse Borrowings - Total of Lines 2(a) through 2(g) $

3. B-Paper Loans Availability
          (a) B-Paper Sublimit  $20,000,000
          (b) Lesser of either Line 1(a) or Line 3(a) $
          (c) Line 3(b) minus Line 2(a) - Maximum Borrowings against B-Paper Loans if positive or Borrowing Excess if negative $

4. Investment-Mortgage Loan Availability
          (a) Investment-Mortgage Loan Sublimit $10,000,000
          (b) Lesser of either Line 1(b) or Line 4(a) $
          (c) Line 4(b) minus Line 2(b) - Maximum Borrowings against Investment-Mortgage Loans if positive or Borrowing Excess if negative $

5. Other Dry Borrowing Availability
          (a) Warehouse Sublimit   $325,000,000
          (b) Line 5(a) minus Lines 2(a), 2(b), 2(c), 2(e), 2(f), and 2(g) $
          (c) Lesser of either Line 1(d) or Line 5(b) $
          (d) Line 5(c) minus Line 2(d) -- maximum other Dry Borrowings if positive or Borrowing Excess if negative $

6. Wet Borrowings Availability
          (a) Wet Sublimit [30% of Line 5(a)] $
          (b) Lesser of either Line 1(e) or Line 6(a) $
          (c) Line 6(b) minus Line 2(e) - Maximum Wet Borrowings if positive or Borrowing Excess if negative $

7. Gestation Borrowing Availability
          (a) Gestation Sublimit [50% of Line 5(a)] $
          (b) Lesser of either Line 1(f) or Line 7(a) $
          (c) Line 7(b) minus Line 2(f) - Maximum Gestation Borrowing if positive or Borrowing Excess if negative $

8. Seasoned Loan Availability
          (a) Seasoned-Loan Sublimit    $10,000,000
          (b) Lesser of either Line 1(c) or Line 8(a) $
          (c) Line 8(b) minus Line 2(c) - Maximum Borrowings against Seasoned Loans if positive or Borrowing Excess if negative $


     The Principal Debt of Warehouse Borrowings to each Lender is as follows:


Lender                                  Commitment               Share
                                        Percentage                 of
Lender                                 of Line 5(a)           Line 2(h)

Bank One, Texas, N.A.                        %                  $
Bank of America                              %                  $
First Bank National Association              %                  $
The First National Bank of Maryland          %                  $
First Union National Bank
  of North Carolina                          %                  $
Guaranty Federal Bank, F.S.B.                %                  $
The Industrial Bank of Japan, Limited        %                  $
NationsBank of Texas, N.A.                   %                  $
NBD Bank                                     %                  $
PNC Bank, Kentucky, Inc.                     %                  $
Texas Commerce Bank National Association     %                  $
Sun Trust Bank, Atlanta                      %                  $


     In additional to the above, the total Commitment Usage does not exceed the lesser of either (i) the total Commitments or (ii) the total Borrowing Base.

                              BANK ONE, TEXAS, N.A., Agent

                              By
                                 -------------------------
                              (Name)
                                --------------------------
                               (Title)
                                --------------------------

                        AMENDED EXHIBIT C-6
                        -------------------

                      COMPLIANCE CERTIFICATE
                      ----------------------

AGENT:          Bank One, Texas, N.A.     DATE:                    , 19

ASSOCIATES:     Associates Mortgage Funding Corporation

RYLAND:         Ryland Mortgage Company

SUBJECT PERIOD:                      ended           , 199


     This certificate is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995, between Associates, Ryland, Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used - unless otherwise defined - in this certificate.

     Solely on behalf of the Company for which each undersigned officer has executed this certificate, that undersigned officer certifies to Agent and Lenders, that on the date of this certificate:

     1. That undersigned officer is the officer of that Company designated below.

     2. That Company's consolidated Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly that Company's consolidated financial position and results of operations as of -- and for the one, two, or three quarters of fiscal year, as the case may be, ending on -- the last day of the Subject Period.

     3. That undersigned officer supervised a review of that Company's activities during the Subject Period in respect of the following matters and has determined the following: (a) To that undersigned officer's best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, that Company's representations and warranties in Section 6 of the Loan Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Schedule 1; (b) that Company has complied with all of its obligations under the Loan Papers, other than for the deviations, if any, described on the attached Schedule 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) that Company's compliance with the financial covenants in Section 9 of the Loan Agreement is accurately calculated on the attached Schedule 1.




(Name)
(Title)



(Name)
(Title)


                                SCHEDULE 1
                                ----------


     A. Describe deviations from compliance with obligations, if any - clause 3(b) of attached Compliance Certificate - if none, so state:








     B. Describe Potential Defaults or Defaults, if any - clause 3(c) of the attached Compliance Certificate - if none, so state:









     C. Calculate compliance with covenants in Section 9 at end of Subject Period (on a consolidated basis) - clause 3(d) of the attached Compliance
Certificate:

              Covenant                         At End of Subject Period
1.    Associates' Stockholders' Equity
       - Sec. 9.1(a) (quarterly)
          (a) Actual                                  $
          (b) Minimum                                 $1,000,000
2.    Ryland's Adjusted-Net Worth
        - Sec. 9.1(b) (quarterly)
          (a) Stockholder's equity $
          (b) Loans and advances deducted
              under Item 13 on Schedule 8.3           $
          (c) Actual - Line 2(a) minus Line 2(b)      $
          (d) Minimum                                 $40,000,000
3.    Ryland's Adjusted-Tangible-Net Worth
          - Sec. 9.1(c) (quarterly)
          (a) Subordinated long-term Debt
              maturing no earlier than June 30, 1998  $
          (b) 1% of Eligible-Servicing Portfolio      $
          (c) Net-book-value of Servicing Rights      $
          (d) Goodwill, etc.                          $
          (e) Patents, etc.                           $
          (f) Other intangibles                       $
          (g) Actual - Line 2(c) plus Lines 3(a)
              and 3(b) minus Lines 3(c) through 3(f)  $
          (h) Minimum                                 $55,000,000
4.    Ryland's Leverage Ratio - Sec. 9.2 (quarterly)
          (a) Total liabilities                       $
          (b) Repurchase obligations permitted
              to be excluded                          $
          (c) Line 4(a) minus Line 4(b)               $
          (d) Actual - Ratio of Line 4(c) to
              Line 3(g)                                 - to -
          (e) Maximum                                 8.0 to 1.0
5.    Associates' Net Income - Sec. 9.3 (annually)
          (a) Actual                                  $
          (b) Minimum                                 $1.00
6.    Ryland's Cash Flow - Sec. 9.4 (rolling 4 quarters)
          (a) Net income or loss                      $
          (b) Amortization                            $
          (c) Depreciation                            $
          (d) Other noncash charges                   $
          (e) Actual - Total of Lines 6(a)
              through 6(d)                            $
          (f) Minimum                                 $1.00
7.    Servicing Portfolio - Sec. 9.5
          (a) Actual - Servicing Portfolio
              (Ryland and any Subsidiary)             $    billion
          (b) Minimum                                 $4.0 billion
          (c) Actual Eligible-Servicing Portfolio
              (Ryland only)                           $    billion
          (d) Minimum                                 $  1 billion